UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: December 31, 2012

STUDIO II BRANDS, INC.

(Exact name of registrant as specified in its charter)

Florida	0-50000	65-0664963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16/F Honest Motors Building 9-11 Leighton Road Causeway Bay, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code: (852) 2890-1818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 31, 2012, Mr. Yam Kee Cheong resigned from his position as a member of the Board of Directors of the Registrant.  Mr. Yam’s resignation was not due to a disagreement with the Company on any matters relating to its operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STUDIO II BRANDS, INC.

Date: January 21, 2013

/s/ Cheung Ming

---------------------------------
By:  Cheung Ming
Its:   President

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